11 INVESTOR PRESENTA T IO N JANUARY 21 , 2022

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at the Company’s hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which DiamondRock Hospitality Company (the “Company”) has filed with the Securities and Exchange Commission, and which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

KEY TAKEAWAYS AND RECENT EVENTS RECENT TRANSACTIONS HENDERSON BEACH RESORT ■ Acquired the 170-room Henderson Beach Resort in Destin, Florida ■ 6.4% capitalization rate on 2021 Hotel NOI ■ 8.0% estimated stabilized Hotel NOI yield ■ Numerous asset management and ROI opportunities to drive incremental cashflow ■ Operating synergies with Henderson Park Inn, adjacent resort acquired in July 2021 TRANQUILITY BAY BEACHFRONT RESORT KEY TAKEAWAYS 1. Strong Q4 2021 Operating Performance 2. Pipeline of ROI Projects with 40%+ IRRs 3. Transformative Capital Recycling Transactions 4. ESG Leader – Corporate Responsibility Report The Lodge at Sonoma 3 ■ Acquired commercial interest in the 103-room Tranquility Bay Beachfront Resort in Marathon, Florida ■ 11.1% capitalization rate on 2021 Hotel NOI ■ Very low on-going capital expenditure obligation ■ Numerous asset management opportunities to drive incremental resort cashflow ■ Entitlements for an on-site marina

OPERATING UPDATE (1) The comparable operating information includes operating results for our 32-hotel portfolio owned as of December 31, 2021, which includes our 2021 acquisitions (Bourbon Orleans, Henderson Park Inn and Henderson Beach Resorts) and excludes our 2021 dispositions. (2) Preliminary results as of January 20, 2022 2021 MONTHLY COMPARABLE OPERATING RESULTS(1) Occ ADR RevPAR Revenue Revenue B/(W) 2019 Jan 21.3% $193.61 $41.18 18,296 (67.8%) Feb 29.2% $217.42 $63.43 24,985 (61.1%) Mar 36.5% $241.35 $88.08 36,576 (54.4%) Apr 39.4% $236.06 $92.89 38,686 (52.2%) May 47.8% $232.30 $111.00 47,637 (45.7%) Jun 59.5% $233.32 $138.76 54,804 (37.1%) Jul 70.0% $253.06 $177.06 70,943 (9.3%) Aug 63.5% $234.00 $148.52 60,658 (19.3%) Sep 62.5% $249.61 $155.90 62,351 (24.3%) Oct 66.7% $267.90 $178.63 73,681 (18.8%) Nov 60.2% $238.98 $143.93 59,058 (17.1%) Dec(2) 56.1% $270.77 $151.81 63,491 (2.4%) 4

WHY DIAMONDROCK 5

DIAMONDROCK IS POSITIONED FOR OUTSIZED GROWTH 2022-2023 SETUP COMPELLING ROI PIPELINE STRONG/IMPROVING PORTFOLIO MARGIN IMPROVEMENT POTENTIAL POWERFUL CAPITAL RECYCLING 1 2 3 4 5 6 THE LODGE AT SONOMA

2022-2023 POSITIONED FOR OUTSIZED GROWTH

DiamondRock Hospitality

FOUR HOTEL UP-BRANDINGS

- Sonoma Autograph Collection Q3 2021
- The Hythe, The Luxury Collection Q4 2021
- Margaritaville Beach House Q4 2021
- The Clio, The Luxury Collection Q1 2022

IMPROVING GROUP TRENDS

- Strong Expected Growth in 2022 Group Revenue
- City-wide room nights in 2022/2023 for Boston, Chicago, and San Diego (35% of portfolio rooms) are expected to see gains over 2019

RECENT ACQUISITIONS

- Projected to add $20MM to 2022E EBITDA
  - *Tranquility Bay Beachfront Resort – Marathon, FL*
  - *Henderson Beach Resort – Destin, FL*
  - *Henderson Park Inn – Destin, FL*
  - *Bourbon Orleans Hotel – New Orleans, LA*

MARGIN IMPROVEMENT POTENTIAL

- 50-200bps of long-term potential



THE HYTHE



TRANQUILITY BAY RESORT

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PROJECTS RECENTLY COMPLETED OR IN PROCESS PROJECT COST IRR Est Completion $3.6MM 74% Q1 2022 PROJECT COST IRR Completed $9.8MM 25% Jul 2021 PROJECT COST IRR Completed $8.4MM 88% Nov 2021 JW MARRIOTT CHERRY CREEKSONOMA RENAISSANCE VAIL MARRIOTT 8Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple PROJECT COST IRR Est Completion $3.5MM 82% Nov 2021 SHERATON KEY WEST

ROI PIPELINE: $90MM of ROI Projects at 40%+ IRRs PROPERTY PROJECT ESTIMATED CAPITAL SPEND(1) ESTIMATED INCREMENTAL EBITDA(1) ESTIMATED IRR(2) ESTIMATED COMPLETION LODGE AT SONOMA Autograph Collection Conversion $9.8 $1.4 25% Complete VAIL MARRIOTT Luxury Collection Conversion $8.4 $3.4 88% Complete CHARLESTON RENAISSANCE F&B Repositioning $2.1 $0.5 52% Complete MARGARITAVILLE BEACH HOUSE Rebranding $3.5 $1.3 82% Complete DENVER JW MARRIOTT F&B and Public Space Renovation $2.5 $0.5 42% Q1 2022 Luxury Collection Conversion $3.6 $1.2 74% Q1 2022 EMBASSY SUITES BETHESDA Brand Conversion $3.3 $0.5 28% Q1 2022 Recently Completed / In-Process $33.2 $8.8 59% ORCHARDS INN Resort Repositioning $19.8 $2.6 22% 2022 THE LANDING Additional 17 Keys $6.1 $1.2 42% 2022 BOSTON HILTON Additional 29 Keys $6.0 $1.0 33% 2022 Total in Planning $31.9 $4.8 28% Active ROI Pipeline $65.1 $13.6 45% Shadow ROI Pipeline $25MM of Capital Spend Estimated 20%+ IRR 91. Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas 2. Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple

ENHANCING PORTFOLIO QUALITY THROUGH RISK REDUCTION

DiamondRock Hospitality

% SUBJECT TO GROUND LEASES

COMPANY	PERCENT OF ROOMS	TENOR OF THE FIVE SHORTEST LEASES	NO. OF LEASED HOTELS
PEB	37%	35 Years	18 Hotels
HST	29%	21 Years	20 Hotels
PK	26%	18 Years	16 Hotels
PEER AVERAGE	24%	44 Years	11 Hotels
DRH-Prior	23%	51 Years	7 Hotels
DRH-Current	**21%**	**60 Years**	**6 Hotels**
SHO	18%	63 Years	2 Hotels
XHR	11%	78 Years	3 Hotels

BENEFITS OF LOW EXPOSURE

- Strong residual value
- More financial flexibility
- Reduced operating leverage
- Increased earnings transparency

% HURRICANE MARKETS

COMPANY	PERCENT OF ROOMS
XHR	28%
PK	25%
HST	22%
SHO	21%
PEER AVERAGE	21%
DRH-Prior	16%
DRH-Current	**15%**
PEB	10%

BENEFITS OF LOW EXPOSURE

- Lower risk of income disruption
- Long-term sustainability
- Lower operating costs

Note: Hurricane markets defined as exposure to Norfolk, VA, USVI, Puerto Rico, Coastal Georgia and South Carolina, Florida, Houston, TX, and New Orleans, LA

% BRAND MANAGED

COMPANY	PERCENT OF MANAGEMENT CONTRACTS
XHR	86%
HST	84%
PK	81%
SHO	59%
PEER AVERAGE	57%
PEB	25%
DRH-Prior	24%
DRH-Current	**6%**

BENEFITS OF LOW EXPOSURE

- Superior cost management
- Owner-centric cash mgmt.
- Owner-centric capital investment
- Improves asset value
- Improve cash flow multiple

Source: Company filings, Robert W. Baird & Co

Note: DRH Prior is prior to the disposition of Frenchman's Reef and The Lexington Hotel, restricting of the Salt Lake City Marriott ground lease, and the six Marriott-managed hotel converted to franchise agreements.

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UP TO 200BPS OF POTENTIAL LONG TERM MARGIN IMPROVEMENT Above the Hotel At the Hotel 50 – 150BPS: ■ Lower allocated costs from brands ■ Technology ■ Labor efficiency ■ Technology ■ F&B outlets ■ Housekeeping 50BPS UNIQUE TO DIAMONDROCK ■ Brand managed hotels converted to franchise 11 LONG TERM MARGIN IMPROVEMENT POTENTIAL SUPER LUXURY LUXURY UPPER UPSCALE UPSCALE UPPER MID-SCALE MIDSCALE ECONOMY CHAIN SCALE BENEFICIARIES

POWERFUL CAPITAL RECYCLING BENEFITS OF TRANSACTIONS ■ RECYCLING CREATES BORROWING BASE COLLATERAL: Recycling the disposition proceeds into unencumbered hotels provides significant enhancement to credit facility leverage metrics ■ INCREASED EXPOSURE TO RIGHT-TO-WORK STATES: Nearly 40% of portfolio hotels in RTW markets 12 RECYCLING CREATES $20MM INCREMENTAL EBITDA(1) THE LEXINGTON HOTEL ($185MM) FRENCHMAN’S REEF ($35MM) HENDERSON BEACH RESORT ($113MM) BOURBON ORLEANS ($89MM) HENDERSON PARK INN ($28MM) TRANQUILITY BAY BEACHFRONT RESORT ($63MM) ■ ACCRETIVE RECYCLING: Sold $220MM of assets at 5.3% cap rate on 2019 NOI. Recycled into $293MM of hotels & resorts at 8.0% stabilized NOI cap rate ■ REDUCES CAPEX SPENDING: Young physical age and beneficial deal structure materially reduce capital expenditure spending (1) 2022E EBITDA of the four acquisitions as compared to projected 2022 EBITDA of the two dispositions.

TRANQUILITY BAY BEACHFRONT RESORT (MARATHON, FL)

DIAMONDROCK HOSPITALITY



ACQUISITION DATE	1/6/22
PURCHASE PRICE	$63 MILLION
LOCATION	MARATHON, FL
NUMBER OF UNITS	103



KEY DEAL HIGHLIGHTS

- 2021 TripAdvisor Traveler's Choice Award and consistently among the top hotels in Marathon, FL.
- 12 oceanfront acres with 1,000 feet of shoreline
- Strict development ordinances constrain supply and supports the highest RevPAR of any major U.S. market
- >$645 ADR (2021E), nearly 3x the portfolio average
- >11% capitalization rate on trailing 2021 proforma NOI or over $50,000/key in Hotel EBITDA
- Investment comprised of (1) fee simple ownership of 16 units and all resort amenities and infrastructure and (2) durable, long-term rental management agreements for 84 third-party owned beach homes and (3) majority of three vacation rental units.

UNIT COMPOSITION

16 Units	16 Bedrooms	One Bedroom	450 Sq. Ft.
46 Units	92 Bedrooms	Two Bedroom	840 Sq. Ft.
41 Units	123 Bedrooms	Three Bedroom	1,320 Sq. Ft.
103 Units	**231 Bedrooms**		**970 Sq. Ft.**

UPSIDE OPPORTUNITIES

- Significant revenue upside
  - Entitled for marina development
  - Enhanced F&B programming at pool and beach area
  - Initiate wedding-market programming
  - Enhanced revenue management
  - Benefit from clustering with other DRH Resorts



RESORT MAP


RECEPTION
FITNESS CENTER
TROPICAL GARDEN GUEST ROOMS
PARKING
WATER VIEW BEACH HOUSES
BUTTERFLY CAFE
TROPICAL GARDEN POOL
PUTTING GREEN
WATER VIEW BEACH HOUSES
MAIN LAGOON POOL
BEACHFRONT BEACH HOUSES
WATERFRONT BEACH HOUSES
BEACHFRONT BEACH HOUSES
ADULT POOL
BEACHFRONT BEACH HOUSES
SAND DUNES
SWIMMING BEACH
VOLLEYBALL NETS
BOARDWALK
DOLPHIN LAGOON
SUNSET GAZEBO
WATERSPORTS
SUNSET TERRACE
GULF OF MEXICO

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of January 13, 2022. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

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HENDERSON BEACH RESORT (DESTIN, FL)

DIAMONDROCK HOSPITALITY



ACQUISITION DATE	12/23/21
PURCHASE PRICE	$112.5 MILLION
LOCATION	DESTIN, FL
NUMBER OF ROOMS	170
NUMBER OF RMAs:	46
EVENT SPACE	40,000 SQ FT



KEY DEAL HIGHLIGHTS

- AAA Four Diamond Award in 2019. Consistently recognized by Travel + Leisure, US News & World Report and other periodicals as one of the best resorts in Florida.
- Best located resort in the market; A+ beach access to the white sands of Florida's "Emerald Coast"
- Explosive population growth in feeder markets (Houston, Dallas, Atlanta, Nashville, Birmingham); outpaced U.S. growth 2.5-to-1
- >$430 ADR (2021E), 80%+ above the portfolio average
- 6.4% capitalization rate on 2021E NOI; stabilization at 8% NOI yield or $53,000/key in Hotel EBITDA

UPSIDE OPPORTUNITIES

- Significant revenue upside
  - Enhanced revenue management
  - Room segmentation strategies
  - Operating synergies with Henderson Park Inn
  - Benefit from clustering with other DRH Resorts
  - Improve F&B programming
  - Enhance group sales penetration
  - Yield management of 46 onsite condo units operated under Rental Management Agreements (RMA)



LOCATION AND FEEDER MARKETS


Memphis: 7.5hrs/500 miles
Birmingham: 4hrs/250miles
Nashville: 7hrs/500 miles
Atlanta: 5hrs/311 miles
Houston: 9hrs/600 miles
New Orleans: 4hrs/270 miles
Tallahassee: 2.5hrs/150 miles
Jacksonville: 4.5hrs/320 miles
Orlando: 6hrs/400 miles
Destin

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of January 13, 2022. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

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15 PORTFOLIO

DIAMONDROCK AT A GLANCE 9,452 ROOMS 33 PROPERTIES 23 GEOGRAPHIC MARKETS LOCATION EBITDA LOCATION EBITDA Boston, MA 15% Denver, CO 3% Chicago, IL 15% Phoenix, AZ 3% New York, NY 6% Burlington, VT 3% Washington, DC 6% Sonoma, CA 2% Ft. Lauderdale, FL 6% New Orleans, LA 2% Ft. Worth, TX 5% Charleston, SC 2% Key West, FL 5% Huntington Beach, CA 2% San Diego, CA 4% Atlanta, GA 2% Salt Lake City, UT 4% Destin, FL 2% Sausalito, CA 4% Lake Tahoe, CA 1% Vail, CO 4% San Francisco, CA 1% Sedona, AZ 4% DIVERSIFIED GEOGRAPHICAL SOURCES OF EBITDA VARIOUS SOURCES OF REVENUE DIVERSIFIED PORTFOLIO WITH FOCUS ON RESORT AND LIFESTYLE PROPERTIES Urban Lifestyle 39% Luxury Resorts 28% Lifestyle Resorts 33% Q1 Q2 Q3 Q4 ■ Contract/0ther ■ Leisure Transient ■ Business Transient ■ Group NOTE: All operating information is based on 2019 results, pro forma for all acquisitions and dispositions. 16 Urban Gateway, 55% Lifestyle & Resort, 45% Luxury Resorts, 35% Lifestyle Resorts, 30% Urban Lifestyle, 35% % of 2019 Proforma EBITDA

PORTFOLIO: DATA TABLE KEYS REVPAR ($) TREVPAR ($) REVENUE/KEY ($000s) EBITDA/KEY ($000s) % OF 2019 EBITDA LUXURY RESORT 930 280 488 178 48 16% LIFESTYLE RESORT 1,216 190 307 112 33 14% LIFESTYLE URBAN 1,491 185 256 93 29 15% RESORT/LIFESTYLE 3,637 211 322 121 35 45% URBAN GATEWAY 5,815 178 240 88 27 55% TOTAL 9,452 189 275 100 30 100% 17 17 NOTE: Proforma for acquisitions and dispositions January 2022. 2019 operating results used for all properties. 2021E results used for Henderson Beach Resort.

PORTFOLIO: OPERATOR AND GUEST MIX DIVERSIFICATION 18 2019 ACTUAL PRO FORMA FOR DISPOSITION AND ACQUISITIONS Corporate - Group, 21% Leisure - Group, 7% Leisure - Transient, 34% Corporate - Transient, 38% Corporate - Group 20% Leisure - Group 7% Leisure - Transient 37% Corporate - Transient 36% 41% LEISURE 59% CORPORATE 44% LEISURE 56% CORPORATE % of Room Nights Note: % of 2019 proforma EBITDA

STRONG RESORT MARKET PRESENCE

DiamondRock Hospitality

OVER 60% OF HOTELS LOCATED IN DESTINATION LEISURE MARKETS

LUXURY RESORT

SAUSALITO, CA



CAVALLO POINT

SEDONA, AZ



L'AUBERGE DE SEDONA

VAIL, CO



THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL



HENDERSON PARK INN

MARATHON, FL



TRANQUILITY BAY RESORT

DESTIN, FL



HENDERSON BEACH RESORT

LIFESTYLE RESORT

FORT LAUDERDALE, FL



WESTIN FORT LAUDERDALE BEACH RESORT

HUNTINGTON BEACH, CA



KIMPTON SHOREBREAK RESORT

KEY WEST, FL



HAVANA CABANA

KEY WEST, FL



MARGARITAVILLE BEACH HOUSE KEY WEST

LAKE TAHOE, CA



THE LANDING RESORT AND SPA

SEDONA, AZ



ORCHARDS INN

SONOMA, CA



THE LODGE AT SONOMA RESORT

URBAN LIFESTYLE

BURLINGTON, VT



HILTONBURLINGTON LAKE CHAMPLAIN

CHARLESTON, SC



RENAISSANCE CHARLESTON HISTORIC DISTRICT HOTEL

CHICAGO, IL



THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO



THE CLIO, A LUXURY COLLECTION HOTEL

JW Marriott will be reflagged as The Clio Q1'22

PHOENIX, AZ



KIMPTON PALOMAR PHOENIX

SAN FRANCISCO, CA



HOTEL EMBLEM

NEW ORLEANS, LA



BOURBON ORLEANS HOTEL

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HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS NEARLY 40% OF HOTELS LOCATED IN TOP GATEWAY MARKETS ATLANTA, GA ATLANTA MARRIOTT ALPHARETTA BOSTON, MA SALT LAKE CITY, UTNEW YORK, NY FORT WORTH, TXDENVER, CO CHICAGO, IL CHICAGO MARRIOTT MAGNIFICIENT MILE WASHINGTON, DC WASHINGTON, DC SAN DIEGO, CA HILTON BOSTON DOWNTOWN-FANEUIL HALL BOSTON, MA NEW YORK, NY WESTIN BOSTON SEAPORT COURTYARD DENVER DOWNTOWN WESTIN WASHINGTON, D.C. CITY CENTER THE WORTHINGTON NEW YORK, NY WESTIN SAN DIEGO DOWNTOWN COURTYARD MANHATTAN/FIFTH AVENUE COURTYARD MANHATTAN/MIDTOWN EAST HILTON GARDEN TIMES SQUARE CENTRAL SALT LAKE CITY MARRIOTT DOWNTOWN 20 EMBASSY SUITES BY HILTON BETHESDA EFFECTIVE 2/1/2022 Marriott Bethesda Suites will be reflagged on 2/1/2022

21 ESG LEADERSHIP

ISS ESG RANKINGS(2) ISS-ESG CORPORATE RANKING Currently Ranked in Top 1% of all US Real estate companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation 3ENVIRONMENTAL 4SOCIAL 1GOVERNANCE GRESB ANNUAL RESULTS 2017 2018 2019 2020 2021 DRH GRESB Score 53 75 81 84 86 Peer Score Average(1) 57 58 69 69 72 Index to Peer Score Average 93% 129% 117% 122% 119% RESPONSIBLE CORPORATE CITIZEN 22